UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 16, 2025

NEONC TECHNOLOGIES HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42567	92-1954864
(Commission File Number)	(IRS Employer Identification No.)

23975 Park Sorrento, Suite 205 Calabasas, CA	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 570-6844

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001	NTHI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 16, 2025 and July 18, 2025, NeOnc Technologies Holdings, Inc. (the “Company”) entered into Convertible Promissory Note Purchase Agreements (the “Note Purchase Agreements”) with certain unaffiliated accredited investors (the “Investors”). In connection with the Note Purchase Agreements, the Company issued Convertible Promissory Notes (the “Notes”) to the Investors in the aggregate principal amount of $5,000,000. The Notes carry an original issue discount of twenty percent (20%). The Notes mature on October 16, 2025 and October 18, 2025 (the “Maturity Dates”). At the option of the Company, the Maturity Dates may be extended by up to three (3) additional one (1) month periods; each month extension will add an additional five percent (5%) to the original issue discount. The Notes provide for certain events of default, including, among other things, the Company’s failure to pay to the Investors any amount when due under the Notes. Upon such an event of default as defined under the Notes, the Notes are convertible into shares of common stock at a conversion price of eighty percent (80%) of the lowest closing sale price on any trading day during the five (5) trading days prior to the date of conversion.

The foregoing descriptions of the Note Purchase Agreements and Notes do not purport to be complete and are qualified in their entirety by the terms and conditions of the Form of Note Purchase Agreement and Form of Note filed as Exhibit 10.1 and Exhibit 4.1, respectively, hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 are incorporated here by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures under Item 1.01 are incorporated here by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Form of Convertible Promissory Note
10.1	Form of Convertible Promissory Note Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2025	NeOnc Technologies Holdings, Inc.

	By:	/s/ Amir Heshmatpour
		Name:	Amir Heshmatpour
		Title:	President and Executive Chairman

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